Exhibit 1
S&P Global
Reconciliation of Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Year Ended December 31, 2021
(dollars in millions)

(unaudited)
Pro Forma Operating Profit		$4,736	(a)
Pro Forma Non-GAAP Performance Adjustments
Deferred revenue	$89		(b)
IHS Markit RSUs and PSUs	105		(c)
Deferred commissions	(11)		(d)
Transaction costs	93		(e)
S&P Global and IHS Markit retention bonuses	80		(f)
Add back amortization for internally developed software	(153)		(g)
Acquisition-related amortization	923		(h)
S&P Global Non-GAAP performance adjustments	360		(i)
IHS Markit Non-GAAP performance adjustments	189		(j)
(Gain)/loss on sale of assets	(522)		(k)
Acquisition-related bonuses	38		(l)
Fiscal period alignment adjustments	(64)		(m)
Net Pro Forma Non-GAAP performance adjustments		$1,127
Non-GAAP Pro Forma Adjusted Operating Profit		$5,863

Note - Totals may not sum due to rounding

(a) Agreed to S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income.
(b) Add back to revenue of $89 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate the impact of the unvested portion of IHS Markit’s restricted stock units (“RSUs”) and performance stock units
(“PSUs”), reversing the increase in value of the RSUs and PSUs as if the transaction occurred as of January 1, 2021 in the amount of
$105 million.
(d) Add back of deferred commissions of $11 million that were eliminated due to the revaluation of customer acquisition costs.
(e) To eliminate incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected at the filing of the Pro Formas but not yet recognized of $93 million.
(f) To eliminate S&P Global and IHS Markit’s retention bonuses of $80 million.
(g) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $153 million.
(h) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $923 million.
(i) To record S&P Global performance adjustments of $360 million, net, relating to $249 million for IHS Markit integration costs, $96 million for deal-related intangible asset amortization, $19 million for restructuring costs, and a $4 million gain from asset sales.
Integration costs include $120 million for professional advisor fees, $42 million for legal fees, $34 million for retention costs, $28 million for lease impairment, $21 million for severance, and $4 million of other costs.
(j) To record IHS Markit performance adjustments of $189 million, including $126 million for acquisition-related costs, $31 million associated with OSTTRA intangible amortization, $18 million for restructuring, and $14 million for asset impairments.
(k) Remove gain related to the formation of the OSTTRA joint venture and the dispositions of Root Metrics and LifeSciences.
(l) Add back spot and merger performance bonuses.
(m) To align IHS Markit’s November 30th year end to S&P Global’s December 31st year end.

Exhibit 1
S&P Global
Reconciliation of Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended March 31, 2021
(dollars in millions)

(unaudited)
Pro Forma Operating Profit		$959	(a)
Pro Forma Non-GAAP Performance Adjustments
Deferred revenue	$21		(b)
IHS Markit RSUs and PSUs	30		(c)
Deferred commissions	(2)		(d)
Transaction costs	93		(e)
S&P Global and IHS Markit retention bonuses	49		(f)
Add back amortization for internally developed software	(39)		(g)
Acquisition-related amortization	230		(h)
S&P Global Non-GAAP performance adjustments	82		(i)
IHS Markit Non-GAAP performance adjustments	38		(j)
(Gain)/loss on sale of assets	—		(k)
Acquisition-related bonuses	10		(l)
Fiscal period alignment adjustments	(1)		(m)
Net Pro Forma Non-GAAP performance adjustments		$511
Non-GAAP Pro Forma Adjusted Operating Profit		$1,470

Note - Totals may not sum due to rounding

(a) Quarterization of S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income.
(b) Add back to revenue of $21 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate the impact of the unvested portion of IHS Markit’s restricted stock units (“RSUs”) and performance stock units
(“PSUs”), reversing the increase in value of the RSUs and PSUs as if the transaction occurred as of January 1, 2021 in the amount of
$30 million.
(d) Add back of deferred commissions of $2 million that were eliminated due to the revaluation of customer acquisition costs.
(e) To eliminate incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected at the filing of the Pro Formas but not yet recognized of $93 million.
(f) To eliminate S&P Global and IHS Markit’s retention bonuses of $49 million.
(g) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $39 million.
(h) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $230 million.
(i) To record S&P Global performance adjustments of $82 million, net, relating to $49 million for IHS Markit integration costs, $32 million for deal-related intangible asset amortization, Kensho retention related expense of $2 million, and a $2 million gain from asset sales.
(j) To record IHS Markit performance adjustments of $38 million, including $31 million for acquisition-related costs, and $5 million for restructuring, and $2 million for asset impairments.
(k) Remove gain related to the formation of the OSTTRA joint venture and the dispositions of Root Metrics and LifeSciences.
(l) Add back spot and merger performance bonuses.
(m) To align IHS Markit’s February 28/29th quarter end to S&P Global’s March 31st quarter end.

Exhibit 1
S&P Global
Reconciliation of Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended June 30, 2021
(dollars in millions)

(unaudited)
Pro Forma Operating Profit		$1,199	(a)
Pro Forma Non-GAAP Performance Adjustments
Deferred revenue	$23		(b)
IHS Markit RSUs and PSUs	30		(c)
Deferred commissions	(2)		(d)
Transaction costs	—		(e)
S&P Global and IHS Markit retention bonuses	11		(f)
Add back amortization for internally developed software	(40)		(g)
Acquisition-related amortization	230		(h)
S&P Global Non-GAAP performance adjustments	75		(i)
IHS Markit Non-GAAP performance adjustments	23		(j)
(Gain)/loss on sale of assets	—		(k)
Acquisition-related bonuses	10		(l)
Fiscal period alignment adjustments	(1)		(m)
Net Pro Forma Non-GAAP performance adjustments		$359
Non-GAAP Pro Forma Adjusted Operating Profit		$1,558

Note - Totals may not sum due to rounding

(a) Quarterization of S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income.
(b) Add back to revenue of $23 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate the impact of the unvested portion of IHS Markit’s restricted stock units (“RSUs”) and performance stock units
(“PSUs”), reversing the increase in value of the RSUs and PSUs as if the transaction occurred as of January 1, 2021 in the amount of
$30 million.
(d) Add back of deferred commissions of $2 million that were eliminated due to the revaluation of customer acquisition costs.
(e) No incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected at the filing of the Pro Formas but not yet recognized.
(f) To eliminate S&P Global and IHS Markit’s retention bonuses of $11 million.
(g) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $40 million.
(h) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $230 million.
(i) To record S&P Global performance adjustments of $75 million, net, relating to $50 million for IHS Markit integration costs, $22 million for deal-related intangible asset amortization, and a lease impairment of $3 million.
(j) To record IHS Markit performance adjustments of $23 million, including $21 million for acquisition-related costs, and $2 million for asset impairments.
(k) Remove gain related to the formation of the OSTTRA joint venture and the dispositions of Root Metrics and LifeSciences.
(l) Add back spot and merger performance bonuses.
(m) To align IHS Markit’s May 31st quarter end to S&P Global’s June 30th quarter end.

Exhibit 1
S&P Global
Reconciliation of Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended September 30, 2021
(dollars in millions)

(unaudited)
Pro Forma Operating Profit		$1,137	(a)
Pro Forma Non-GAAP Performance Adjustments
Deferred revenue	$23		(b)
IHS Markit RSUs and PSUs	30		(c)
Deferred commissions	(2)		(d)
Transaction costs	—		(e)
S&P Global and IHS Markit retention bonuses	11		(f)
Add back amortization for internally developed software	(37)		(g)
Acquisition-related amortization	232		(h)
S&P Global Non-GAAP performance adjustments	73		(i)
IHS Markit Non-GAAP performance adjustments	25		(j)
(Gain)/loss on sale of assets	(485)		(k)
Acquisition-related bonuses	6		(l)
Fiscal period alignment adjustments	478		(m)
Net Pro Forma Non-GAAP performance adjustments		$354
Non-GAAP Pro Forma Adjusted Operating Profit		$1,491

Note - Totals may not sum due to rounding

(a) Quarterization of S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income.
(b) Add back to revenue of $23 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate the impact of the unvested portion of IHS Markit’s restricted stock units (“RSUs”) and performance stock units
(“PSUs”), reversing the increase in value of the RSUs and PSUs as if the transaction occurred as of January 1, 2021 in the amount of
$30 million.
(d) Add back of deferred commissions of $2 million that were eliminated due to the revaluation of customer acquisition costs.
(e) No incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected at the filing of the Pro Formas but not yet recognized.
(f) To eliminate S&P Global and IHS Markit’s retention bonuses of $11 million.
(g) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $37 million.
(h) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $232 million.
(i) To record S&P Global performance adjustments of $73 million, net, relating to $54 million for IHS Markit integration costs, $21 million for deal-related intangible asset amortization, and a $3 million gain from asset sales.
(j) To record IHS Markit performance adjustments of $25 million, including $6 million for acquisition-related costs, $7 million associated with OSTTRA intangible amortization, $10 million for restructuring, and $2 million for asset impairments.
(k) Remove gain related to the formation of the OSTTRA joint venture and the dispositions of Root Metrics and LifeSciences.
(l) Add back spot and merger performance bonuses.
(m) To align IHS Markit’s August 31st quarter end to S&P Global’s September 30th quarter end.

Exhibit 1
S&P Global
Reconciliation of Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended December 31, 2021
(dollars in millions)

(unaudited)
Pro Forma Operating Profit		$1,441	(a)
Pro Forma Non-GAAP Performance Adjustments
Deferred revenue	$22		(b)
IHS Markit RSUs and PSUs	15		(c)
Deferred commissions	(5)		(d)
Transaction costs	—		(e)
S&P Global and IHS Markit retention bonuses	9		(f)
Add back amortization for internally developed software	(37)		(g)
Acquisition-related amortization	231		(h)
S&P Global Non-GAAP performance adjustments	130		(i)
IHS Markit Non-GAAP performance adjustments	103		(j)
(Gain)/loss on sale of assets	(37)		(k)
Acquisition-related bonuses	12		(l)
Fiscal period alignment adjustments	(540)		(m)
Net Pro Forma Non-GAAP performance adjustments		$(97)
Non-GAAP Pro Forma Adjusted Operating Profit		$1,344

Note - Totals may not sum due to rounding

(a) Quarterization of S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income.
(b) Add back to revenue of $22 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate the impact of the unvested portion of IHS Markit’s restricted stock units (“RSUs”) and performance stock units
(“PSUs”), reversing the increase in value of the RSUs and PSUs as if the transaction occurred as of January 1, 2021 in the amount of
$15 million.
(d) Add back of deferred commissions of $5 million that were eliminated due to the revaluation of customer acquisition costs.
(e) No incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected at the filing of the Pro Formas but not yet recognized.
(f) To eliminate S&P Global and IHS Markit’s retention bonuses of $9 million.
(g) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $37 million.
(h) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $231 million.
(i) To record S&P Global performance adjustments of $130 million, net, relating to $96 million for IHS Markit integration costs, $21 million for deal-related intangible asset amortization, $19 million for restructuring costs, and a $5 million gain from asset sales.
(j) To record IHS Markit performance adjustments of $103 million, including $68 million for acquisition-related costs, $24 million associated with OSTTRA intangible amortization, $3 million for restructuring, and $8 million for asset impairments.
(k) Remove gain related to the formation of the OSTTRA joint venture and the dispositions of Root Metrics and LifeSciences.
(l) Add back spot and merger performance bonuses.
(m) To align IHS Markit’s November 30th quarter end to S&P Global’s December 31st quarter end.

Exhibit 1
S&P Global
Reconciliation of Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended March 31, 2022
(dollars in millions)

(unaudited)
Pro Forma Operating Profit		$2,259	(a)
Pro Forma Non-GAAP Performance Adjustments
IHS Markit RSUs and PSUs	$(19)		(b)
Deferred commissions	(2)		(c)
Transaction costs	(434)		(d)
S&P Global and IHS Markit retention bonuses	(3)		(e)
Add back amortization for internally developed software	(25)		(f)
Acquisition-related amortization	122		(g)
Non-GAAP performance adjustments	(510)		(h)
Net Pro Forma Non-GAAP performance adjustments		$(871)
Non-GAAP Pro Forma Adjusted Operating Profit		$1,388

Note - Totals may not sum due to rounding

(a) S&P Global's Pro Forma Combined Condensed Statement of Income. The pro forma includes SPGI and IHSM on a calendar year basis.
(b) To eliminate the impact of the unvested portion of IHS Markit’s restricted stock units (“RSUs”) and performance stock units
(“PSUs”), reversing the increase in value of the RSUs and PSUs as if the transaction occurred as of January 1, 2021 in the amount of
$19 million.
(c) Add back of deferred commissions of $2 million that were eliminated due to the revaluation of customer acquisition costs.
(d) Add back of incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred and recognized in Q1 2022 of $434 million.
(e) Add back of S&P Global and IHS Markit's retention bonuses which were incurred and recognized in Q1 2022 of $3 million.
(f) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $25 million.
(g) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $122 million.
(h) To record S&P Global performance adjustments of $510 million, net, relating to a gain on dispositions of $1.3 billion, $356 million for IHS Markit integration costs, a S&P Foundation grant of $200 million, $180 million for deal-related intangible asset amortization,
$78 million for restructuring costs, acquisition-related costs of $15 million and lease impairments of $5 million.

Exhibit 2
S&P Global
Supplemental Segment Analysis reconciling the Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Year Ended December 31, 2021
(dollars in millions)

(unaudited)
	Pro Forma S&P Global (a)	Pro Forma Non-GAAP Performance Adjustments		Fiscal Period Alignment Adjustment (n)	Non-GAAP Pro Forma Adjusted Financial Information
Segment Revenue
Market Intelligence	$3,976	$(73)	(b)(k)	$(13)	$3,890
Ratings	4,097	—		—	4,097
Commodity Insights	1,652	16	(b)	1	1,669
Mobility	1,209	26	(b)	11	1,246
Indices	1,253	—	(b)	—	1,253
Engineering Solutions	380	10	(b)	1	391
Intersegment Elimination	(164)	—		—	(164)
	12,403	(21)		—	12,382
Segment Operating Profit
Market Intelligence	1,217	4	(c)(d)(e)(f)(g)(k)(l)(m)	(43)	1,178
Ratings	2,619	4	(c)(l)	—	2,623
Commodity Insights	574	161	(c)(d)(f)(g)(l)(m)	(2)	733
Mobility	150	335	(d)(f)(g)(m)	7	492
Indices	808	37	(c)(g)(l)	—	845
Engineering Solutions	62	27	(d)(f)(g)(m)	(14)	75
Equity in income (loss) of unconsolidated subsidiaries, net	(41)	130	(k)(m)	1	90
Corporate Unallocated expense	(653)	493	(c)(d)(f)(h)(l)(m)	(13)	(173)
Operating Profit	4,736	1,191		(64)	5,863
Other (income) expense, net	(64)	—		(2)	(66)
Interest expense, net	261	78	(i)	(1)	338
Income before taxes on income	4,539	1,113		(61)	5,591
Provision for taxes on income	918	244	(j)	51	1,213
Net income	3,621	869		(112)	4,378
Less: Net (income) loss attributable to noncontrolling interests	(238)	—		(3)	(241)
Net income attributable to S&P Global Inc.	$3,383	$869		$(115)	$4,137
Note - Totals may not sum due to rounding

(a) Total agreed to S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income; disaggregated segment revenue and operating profit have been reconciled to both previously filed financial statements and internal records.
(b) Add back to revenue of $89 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate S&P Global and IHS Markit’s retention bonuses of $80 million.
(d) To eliminate the impact of the unvested portion of IHS Markit’s RSUs and PSUs, reflecting the increase in value as if the transaction occurred as of January 1, 2021 in the amount of $105 million.
(e) Add back of deferred commissions of $11 million that were eliminated due to the revaluation of customer acquisition costs.
(f) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $153 million.
(g) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $923 million.
(h) To eliminate incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected to be incurred at the filing of the Pro Formas but not yet recognized of $93 million.
(i) To eliminate the adjustment to interest expense associated with the increase in IHS Markit’s debt to fair value.
(j) To eliminate the income tax expense associated with the pro forma adjustments and performance adjustments, respectively.
(k) Reclassification of the MarkitSERV business’ revenue of $110 million and operating profit of $60 million to Equity in income (loss)
of unconsolidated subsidiaries, net consistent with where income from the OSSTRA JV will be captured from September 1, 2021 onwards.
(l) To record S&P Global performance adjustments of $360 million, net against each respective segment where costs were incurred.
(m)To record IHS Markit performance adjustments of $295 million, net relating to $522 million for net gains of sale of assets, partially offset by $189 million of IHS Markit performance adjustments and $38 million of acquisition related bonuses against each segment where costs were incurred.
(n) To align IHS Markit’s November 30th year end to S&P Global’s December 31st year end.

Exhibit 2
S&P Global
Supplemental Segment Analysis reconciling the Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended March 31, 2021
(dollars in millions)

(unaudited)
	Pro Forma S&P Global (a)	Pro Forma Non-GAAP Performance Adjustments		Fiscal Period Alignment Adjustment (n)	Non-GAAP Pro Forma Adjusted Financial Information
Segment Revenue
Market Intelligence	$971	$(36)	(b)(k)	$15	$950
Ratings	1,017	—		—	1,017
Commodity Insights	392	4	(b)	14	410
Mobility	277	6	(b)	13	296
Indices	297	—	(b)	—	297
Engineering Solutions	88	2	(b)	1	91
Intersegment Elimination	(39)	—		—	(39)
	3,003	(24)		43	3,022
Segment Operating Profit
Market Intelligence	169	127	(c)(d)(e)(f)(g)(k)(l)(m)	(15)	281
Ratings	679	6	(c)(l)	—	685
Commodity Insights	125	50	(c)(d)(f)(g)(l)(m)	10	185
Mobility	19	86	(d)(f)(g)(m)	10	115
Indices	192	10	(c)(g)(l)	—	202
Engineering Solutions	1	13	(d)(f)(g)(m)	—	14
Equity in income (loss) of unconsolidated subsidiaries, net	(4)	26	(k)(m)	9	31
Corporate Unallocated expense	(222)	194	(c)(d)(f)(h)(l)(m)	(15)	(43)
Operating Profit	959	512		(1)	1,470
Other (income) expense, net	(9)	—		(2)	(11)
Interest expense, net	59	29	(i)	(1)	87
Income before taxes on income	909	483		2	1,394
Provision for taxes on income	184	118	(j)	12	314
Equity in loss of equity method investees	(1)	—		—	(1)
Net income	726	365		(10)	1,081
Less: Net (income) loss attributable to noncontrolling interests	(52)	—		(4)	(56)
Net income attributable to S&P Global Inc.	$674	$365		$(14)	$1,025
Note - Totals may not sum due to rounding

(a) Quarterization of S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income; disaggregated segment revenue and operating profit have been reconciled to both previously filed financial statements and internal records.
(b) Add back to revenue of $21 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate S&P Global and IHS Markit’s retention bonuses of $49 million.
(d) To eliminate the impact of the unvested portion of IHS Markit’s RSUs and PSUs, reflecting the increase in value as if the transaction occurred as of January 1, 2021 in the amount of $30 million.
(e) Add back of deferred commissions of $2 million that were eliminated due to the revaluation of customer acquisition costs.
(f) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $39 million.
(g) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $230 million.
(h) To eliminate incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected to be incurred at the filing of the Pro Formas but not yet recognized of $93 million.
(i) To eliminate the adjustment to interest expense associated with the increase in IHS Markit’s debt to fair value.
(j) To eliminate the income tax expense associated with the pro forma adjustments and performance adjustments, respectively.
(k) Reclassification of the MarkitSERV business’ revenue of $45 million and operating profit of $26 million to Equity in income (loss)
of unconsolidated subsidiaries, net consistent with where income from the OSSTRA JV will be captured from September 1, 2021 onwards.
(l) To record S&P Global performance adjustments of $82 million, net against each respective segment where costs were incurred.
(m)To record IHS Markit performance adjustments of $48 million, net relating to $38 million of IHS Markit performance adjustments and $10 million of acquisition related bonuses against each segment where costs were incurred.
(n) To align IHS Markit’s February 28/29th quarter end to S&P Global’s March 31st quarter end.

Exhibit 2
S&P Global
Supplemental Segment Analysis reconciling the Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended June 30, 2021
(dollars in millions)

(unaudited)
	Pro Forma S&P Global (a)	Pro Forma Non-GAAP Performance Adjustments		Fiscal Period Alignment Adjustment (n)	Non-GAAP Pro Forma Adjusted Financial Information
Segment Revenue
Market Intelligence	$995	$(30)	(b)(k)	$(8)	$957
Ratings	1,073	—		—	1,073
Commodity Insights	422	4	(b)	(13)	413
Mobility	308	7	(b)	—	315
Indices	303	—	(b)	—	303
Engineering Solutions	89	2	(b)	2	93
Intersegment Elimination	(41)	—		—	(41)
	3,149	(17)		(19)	3,113
Segment Operating Profit
Market Intelligence	197	115	(c)(d)(e)(f)(g)(k)(l)(m)	—	312
Ratings	727	2	(c)(l)	—	729
Commodity Insights	156	37	(c)(d)(f)(g)(l)(m)	(9)	184
Mobility	41	86	(d)(f)(g)(m)	2	129
Indices	199	10	(c)(g)(l)	—	209
Engineering Solutions	—	15	(d)(f)(g)(m)	3	18
Equity in income (loss) of unconsolidated subsidiaries, net	(4)	17	(k)(m)	—	13
Corporate Unallocated expense	(117)	78	(c)(d)(f)(h)(l)(m)	3	(36)
Operating Profit	1,199	360		(1)	1,558
Other (income) expense, net	(22)	—		—	(22)
Interest expense, net	58	29	(i)	—	87
Income before taxes on income	1,163	331		(1)	1,493
Provision for taxes on income	235	111	(j)	10	356
Equity in loss of equity method investees	4	—		(3)	1
Net income	924	220		(8)	1,136
Less: Net (income) loss attributable to noncontrolling interests	(59)	—		—	(59)
Net income attributable to S&P Global Inc.	$865	$220		$(8)	$1,077
Note - Totals may not sum due to rounding

(a) Quarterization of S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income; disaggregated segment revenue and operating profit have been reconciled to both previously filed financial statements and internal records.
(b) Add back to revenue of $23 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate S&P Global and IHS Markit’s retention bonuses of $11 million.
(d) To eliminate the impact of the unvested portion of IHS Markit’s RSUs and PSUs, reflecting the increase in value as if the transaction occurred as of January 1, 2021 in the amount of $30 million.
(e) Add back of deferred commissions of $2 million that were eliminated due to the revaluation of customer acquisition costs.
(f) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $40 million.
(g) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $230 million.
(h) To eliminate incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected to be incurred at the filing of the Pro Formas but not yet recognized of $0 million.
(i) To eliminate the adjustment to interest expense associated with the increase in IHS Markit’s debt to fair value.
(j) To eliminate the income tax expense associated with the pro forma adjustments and performance adjustments, respectively.
(k) Reclassification of the MarkitSERV business’ revenue of $40 million and operating profit of $24 million to Equity in income (loss)
of unconsolidated subsidiaries, net consistent with where income from the OSSTRA JV will be captured from September 1, 2021 onwards.
(l) To record S&P Global performance adjustments of $75 million, net against each respective segment where costs were incurred.
(m)To record IHS Markit performance adjustments of $33 million, net relating to $23 million of IHS Markit performance adjustments and $10 million of acquisition related bonuses against each segment where costs were incurred.
(n) To align IHS Markit’s May 31st quarter end to S&P Global’s June 30th quarter end.

Exhibit 2
S&P Global
Supplemental Segment Analysis reconciling the Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended September 30, 2021
(dollars in millions)

(unaudited)
	Pro Forma S&P Global (a)	Pro Forma Non-GAAP Performance Adjustments		Fiscal Period Alignment Adjustment (n)	Non-GAAP Pro Forma Adjusted Financial Information
Segment Revenue
Market Intelligence	$1,007	$(16)	(b)(k)	$(17)	$974
Ratings	1,017	—		—	1,017
Commodity Insights	410	4	(b)	(1)	413
Mobility	310	7	(b)	2	319
Indices	323	—	(b)	—	323
Engineering Solutions	101	3	(b)	—	104
Intersegment Elimination	(41)	—		—	(41)
	3,127	(2)		(16)	3,109
Segment Operating Profit
Market Intelligence	209	(373)	(c)(d)(e)(f)(g)(k)(l)(m)	469	305
Ratings	642	2	(c)(l)	—	644
Commodity Insights	140	42	(c)(d)(f)(g)(l)(m)	(1)	181
Mobility	48	83	(d)(f)(g)(m)	(2)	129
Indices	217	7	(c)(g)(l)	—	224
Engineering Solutions	8	14	(d)(f)(g)(m)	(2)	20
Equity in income (loss) of unconsolidated subsidiaries, net	—	25	(k)(m)	(1)	24
Corporate Unallocated expense	(127)	76	(c)(d)(f)(h)(l)(m)	15	(36)
Operating Profit	1,137	(124)		478	1,491
Other (income) expense, net	(22)	—		—	(22)
Interest expense, net	58	28	(i)	—	86
Income before taxes on income	1,101	(152)		478	1,427
Provision for taxes on income	223	114	(j)	(58)	279
Equity in loss of equity method investees	3	—		(3)	—
Net income	875	(266)		539	1,148
Less: Net (income) loss attributable to noncontrolling interests	(64)	—		—	(64)
Net income attributable to S&P Global Inc.	$811	$(266)		$539	$1,084
Note - Totals may not sum due to rounding

(a) Quarterization of S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income; disaggregated segment revenue and operating profit have been reconciled to both previously filed financial statements and internal records.
(b) Add back to revenue of $23 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate S&P Global and IHS Markit’s retention bonuses of $11 million.
(d) To eliminate the impact of the unvested portion of IHS Markit’s RSUs and PSUs, reflecting the increase in value as if the transaction occurred as of January 1, 2021 in the amount of $30 million.
(e) Add back of deferred commissions of $2 million that were eliminated due to the revaluation of customer acquisition costs.
(f) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $37 million.
(g) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $232 million.
(h) To eliminate incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected to be incurred at the filing of the Pro Formas but not yet recognized of $0 million.
(i) To eliminate the adjustment to interest expense associated with the increase in IHS Markit’s debt to fair value.
(j) To eliminate the income tax expense associated with the pro forma adjustments and performance adjustments, respectively.
(k) Reclassification of the MarkitSERV business’ revenue of $25 million and operating profit of $10 million to Equity in income (loss)
of unconsolidated subsidiaries, net consistent with where income from the OSSTRA JV will be captured on September 1, 2021 onwards.
(l) To record S&P Global performance adjustments of $73 million, net against each respective segment where costs were incurred.
(m)To record IHS Markit performance adjustments of $454 million, net relating to $485 million for net gains of sale of assets, partially offset by $25 million of IHS Markit performance adjustments and $6 million of acquisition related bonuses against each segment.
(n) To align IHS Markit’s August 31st quarter end to S&P Global’s September 30th year end.

Exhibit 2
S&P Global
Supplemental Segment Analysis reconciling the Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended December 31, 2021
(dollars in millions)

(unaudited)
	Pro Forma S&P Global (a)	Pro Forma Non-GAAP Performance Adjustments		Fiscal Period Alignment Adjustment (n)	Non-GAAP Pro Forma Adjusted Financial Information
Segment Revenue
Market Intelligence	$1,003	$9	(b)	$(3)	$1,009
Ratings	990	—		—	990
Commodity Insights	428	4	(b)	1	433
Mobility	314	6	(b)	(4)	316
Indices	330	—	(b)	—	330
Engineering Solutions	102	3	(b)	(2)	103
Intersegment Elimination	(43)	—		—	(43)
	3,124	22		(8)	3,138
Segment Operating Profit
Market Intelligence	642	135	(c)(d)(e)(f)(g)	(497)	280
Ratings	571	(6)	(c)(l)	—	565
Commodity Insights	153	32	(c)(d)(f)(g)(l)(m)	(2)	183
Mobility	42	80	(d)(f)(g)(m)	(3)	119
Indices	200	10	(c)(g)(l)	—	210
Engineering Solutions	53	(15)	(d)(f)(g)(m)	(15)	23
Equity in income (loss) of unconsolidated subsidiaries, net	(33)	62	(m)	(7)	22
Corporate Unallocated expense	(187)	145	(c)(d)(f)(h)(l)(m)	(16)	(58)
Operating Profit	1,441	443		(540)	1,344
Other (income) expense, net	(11)	—		—	(11)
Interest expense, net	86	(8)	(i)	—	78
Income before taxes on income	1,366	451		(540)	1,277
Provision for taxes on income	276	(99)	(j)	87	264
Equity in loss of equity method investees	(6)	—		6	—
Net income	1,096	550		(633)	1,013
Less: Net (income) loss attributable to noncontrolling interests	(63)	—		1	(62)
Net income attributable to S&P Global Inc.	$1,033	$550		$(632)	$951
Note - Totals may not sum due to rounding

(a) Quarterization of S&P Global’s March 4, 2022 Article 11 Pro Forma Combined Condensed Statement of Income; disaggregated segment revenue and operating profit have been reconciled to both previously filed financial statements and internal records.
(b) Add back to revenue of $22 million related to the fair value reduction to IHS Markit’s acquired deferred revenue.
(c) To eliminate S&P Global and IHS Markit’s retention bonuses of $9 million.
(d) To eliminate the impact of the unvested portion of IHS Markit’s RSUs and PSUs, reflecting the increase in value as if the transaction occurred as of January 1, 2021 in the amount of $15 million.
(e) Add back of deferred commissions of $5 million that were eliminated due to the revaluation of customer acquisition costs.
(f) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $37 million.
(g) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $231 million.
(h) To eliminate incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred or expected to be incurred at the filing of the Pro Formas but not yet recognized of $0 million.
(i) To eliminate the adjustment to interest expense associated with the increase in IHS Markit’s debt to fair value.
(j) To eliminate the income tax expense associated with the pro forma adjustments and performance adjustments, respectively.
(k) N/A - no reclassifications for MarkitServ required for Q4'21
(l) To record S&P Global performance adjustments of $130 million, net against each respective segment where costs were incurred.
(m)To record IHS Markit performance adjustments of $78 million, net relating to $37 million for net gains of sale of assets, partially offset by $103 million of IHS Markit performance adjustments and $12 million of acquisition related bonuses against each segment where costs were incurred.
(n) To align IHS Markit’s November 30th quarter end to S&P Global’s December 31st quarter end.

Exhibit 2
S&P Global
Supplemental Segment Analysis reconciling the Pro Forma Financial Measures to Non-GAAP Pro Forma Adjusted Financial Information
For the Three Months Ended March 31, 2022
(dollars in millions)

(unaudited)
	Pro Forma S&P Global (a)	Pro Forma Non-GAAP Performance Adjustments		Fiscal Period Alignment Adjustment (a)	Non-GAAP Pro Forma Adjusted Financial Information
Segment Revenue
Market Intelligence	$1,019	$—		$—	$1,019
Ratings	868	—		—	868
Commodity Insights	466	—		—	466
Mobility	324	—		—	324
Indices	339	—		—	339
Engineering Solutions	98	—		—	98
Intersegment Elimination	(42)	—		—	(42)
	3,072	—		—	3,072

Segment Operating Profit
Market Intelligence	1,473	(1,178)	(b)(c)(d)(e)(f)(j)	—	295
Ratings	506	7	(j)	—	513
Commodity Insights	163	37	(b)(c)(e)(f)(j)	—	200
Mobility	54	68	(c)(e)(f)	—	122
Indices	223	12	(b)(f)(j)	—	235
Engineering Solutions	6	12	(c)(e)(f)	—	18
Equity in income (loss) of unconsolidated subsidiaries, net	12	14	(j)	—	26
Corporate Unallocated expense	(178)	157	(b)(c)(e)(g)(j)	—	(21)
Operating Profit	2,259	(871)		—	1,388
Other (income) expense, net	(45)	—		—	(45)
Interest expense, net	122	(31)	(h)	—	91
Income before taxes on income	2,182	(840)		—	1,342
Provision for taxes on income	588	(324)	(i)	—	264
Equity in loss of equity method investees	64	—		—	64
Net income	1,530	(516)		—	1,014
Less: Net (income) loss attributable to noncontrolling interests	—	—		—	—
Net income attributable to S&P Global Inc.	$1,530	$(516)		$—	$1,014
Note - Totals may not sum due to rounding

(a) S&P Global’s Pro Forma Combined Condensed Statement of Income. The pro forma includes SPGI and IHS Markit on a calendar year basis.
(b) Addback S&P Global and IHS Markit’s retention bonuses of $3 million.
(c) To eliminate the impact of the unvested portion of IHS Markit’s RSUs and PSUs, reflecting the increase in value as if the transaction occurred as of January 1, 2021 in the amount of $19 million.
(d) Add back of deferred commissions of $2 million that were eliminated due to the revaluation of customer acquisition costs.
(e) Add back of S&P Global and IHS Markit’s depreciation related to IHS Markit’s capitalized software of $25 million.
(f) To eliminate the amortization expense related to the intangible assets acquired from IHS Markit of $122 million.
(g) Addback of incremental acquisition-related transaction costs by S&P Global and IHS Markit which were incurred and recognized in Q1 2022 of $434 million.
(h) To eliminate the adjustment to interest expense associated with the increase in IHS Markit’s debt to fair value.
(i) To eliminate the income tax expense associated with the pro forma adjustments and performance adjustments, respectively.
(j) To record performance adjustments of $510 million, net against each respective segment where costs were incurred.